Exhibit 10.5

SECOND AMENDMENT TO GUARANTY

THIS SECOND AMENDMENT TO GUARANTY (this “Amendment”), dated as of November 20, 2025, is made by FORTRESS CREDIT REALTY INCOME TRUST, a Maryland statutory trust as guarantor (“Guarantor”) for the benefit of GOLDMAN SACHS BANK USA, a New York state-chartered bank, as purchaser (“Purchaser”).

W I T N E S S E T H:

WHEREAS, FCR DC GS Seller III LLC, a Delaware limited liability company (“Seller”) and Purchaser have entered into that certain Master Repurchase Agreement, dated as of October 11, 2024, as amended by that certain First Amendment to Master Repurchase Agreement, dated as of December 18, 2024, and as further amended by that certain Second Amendment to Master Repurchase Agreement, dated as of May 6, 2025, and as further amended by that certain Third Amendment to Master Repurchase Agreement, dated as of November 20, 2025 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Master Repurchase Agreement”);

WHEREAS, in connection with the Repurchase Agreement, Guarantor made that certain guaranty, dated as of October 11, 2024, as amended by that certain First Amendment to Fee Letter and Guaranty, dated as of March 18, 2025 (the “Existing Guaranty” and, as amended by this Amendment and as the same may be further amended, replaced, restated, supplemented or otherwise modified from time to time, the “Guaranty”); and

WHEREAS, Guarantor and Purchaser wish to modify certain terms and provisions of the Existing Guaranty.

NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

1.          Amendments to Existing Guaranty. The Existing Guaranty is hereby further amended as follows:

(a)          Article V(k)(i) of the Existing Guaranty is hereby amended and restated in its entirety as follows:

“(i) Tangible Net Worth. Guarantor shall not, permit its Tangible Net Worth at any time to be less than $750,000,000; provided, that, from and after the date on which Guarantor has closed not less than $1,500,000,000.00 of capital commitments, Guarantor shall not permit its Tangible Net Worth to be less than $1,000,000,000.00.”

(b)         Article V(k)(ii) of the Existing Guaranty is hereby amended and restated in its entirety as follows:

“(ii) Liquidity. As of any date, Liquidity shall not fall below the greater of (A) $10,000,000 and (B) ten percent (10%) of the sum of (I) the aggregate outstanding Purchase Price of all Purchased Assets subject to the Repurchase Agreement and (II) the Crossed Purchase Price of all Crossed Purchased Assets, with respect to this clause B not to exceed $45,000,000, as of such date.”

2.          Effectiveness. The effectiveness of this Amendment is subject to receipt by Purchaser of the following:

(a)          Amendment. This Amendment, duly executed and delivered by Guarantor.

(b)         Fees. Payment by Guarantor of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Purchaser, incurred by Purchaser in connection with this Amendment and the transactions contemplated hereby.

3.          Guarantor Representations. Guarantor hereby represents and warrants that:

(a)        no Default, Event of Default or Margin Deficit has occurred and is continuing after giving effect to this Amendment, and no Default, Event of Default or Margin Deficit will occur as a result of the execution, delivery and performance by Guarantor of this Amendment; and

(b)        the representations and warranties made by Guarantor in the Transaction Documents are true, correct and accurate in all material respects after giving effect to this Amendment (except such representations which by their terms speak as of a specified date and subject to any exceptions disclosed to Purchaser in a Requested Exceptions Report prior to such date and approved by Purchaser);

(c)          no amendments have been made to the organizational documents of Guarantor since October 11, 2024;

(d)         the person signing this Amendment on behalf of Guarantor is duly authorized to do so on its behalf.

4.          Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement.

5.        Continuing Effect; Reaffirmation. As amended by this Amendment, all terms, covenants and provisions of the Existing Guaranty is ratified and confirmed and shall remain in full force and effect. In addition, any and all guaranties and indemnities for the benefit of Purchaser (including, without limitation, the Guaranty) and agreements subordinating rights and liens to the rights and liens of Purchaser, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Purchaser, and each party subordinating any right or lien to the rights and liens of Purchaser, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment.

6.          Binding Effect; No Partnership; Counterparts. The provisions of Existing Guaranty, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of such counterparts when taken together shall constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used in this Amendment or in any other Transaction Document, certificate, agreement or document related to this Amendment shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”) and other electronic signatures (including, without limitation, any electronic sound, symbol or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity, enforceability and admissibility as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. The parties hereto agree that this Amendment may be signed with a signature stamp. The parties hereto agree that any signatures made with a signature stamp appearing on any Transaction Document are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.

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7.        Further Agreements. Guarantor agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Purchaser and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

8.          Governing Law. The provisions of Articles 20 and 25 of the Master Repurchase Agreement are incorporated herein by reference.

9.        Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

10.       References to Transaction Documents. All references to the Existing Guaranty or in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Existing Guaranty, as amended hereby, unless the context expressly requires otherwise.

11.        No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Purchaser under the Existing Guaranty or any other Transaction Document, nor constitute a waiver of any provision of the Existing Guaranty or any other Transaction Document by any of the parties hereto.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

PURCHASER:

GOLDMAN SACHS BANK USA, a New York state-chartered bank

By:	/s/ Alex Spitzer
Name: Alex Spitzer
Title: Authorized Person

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[GS/FCR – Second Amendment to Guaranty]

GUARANTOR:

FORTRESS CREDIT REALTY INCOME TRUST, a Maryland statutory trust

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

[GS/FCR DC JV – Signature Page to Second Amendment to Guaranty]